UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)
August 17, 2009

FIREFISH, INC.
 (Exact Name of Registrant as Specified in Its Charter)

NEVADA
 (State or Other Jurisdiction of Incorporation)

000-51640	Nil
(Commission File Number)	(IRS Employer Identification No.)

1703 Franklin Street
Fredericksburg, VA 22401
(Address of Principal Executive Offices)      (Zip Code)

415-699-7121
 (Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) On August 17, 2009, Board of Directors of the Registrant dismissed Moore & Associates Chartered, its independent registered public account firm. On the same date, August 17, 2009, the accounting firm of Seale and Beers, CPAs was engaged as the Registrant’s new independent registered public account firm. The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the dismissal of Moore & Associates Chartered and the engagement of Seale and Beers, CPAs as its independent auditor. None of the reports of Moore & Associates Chartered on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements contained in its Form 10-K for the fiscal year ended December 31, 2008, a going concern qualification in the registrant's audited financial statements.

During the registrant's two most recent fiscal years and the subsequent interim periods thereto, there were no disagreements with Moore and Associates, Chartered whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Moore and Associates, Chartered's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements.

The registrant has requested that Moore and Associates, Chartered furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter and the above disclosure were filed with the Securities and Exchange Commission on Form 8K on August 18, 2009 and the letter was attached as an exhibit to the Form 8-K.

THE REGISTRANT HEREBY AMENDS THIS FORM 8-K TO INDICATE:
On August 27, 2009 the Public Company Accounting Oversight Board (“PCAOB”) revoked the registration of Moore and Associates, Chartered (“Moore”) because of violations by Moore of PCAOB rules and auditing standards in auditing financial statements, violations of PCAOB rules and quality control standards, violations of Section 10 B and Rule 10(b) 5 thereunder of the Securities Exchange Act of 1934 and non-cooperation with a PCAOB investigation.  Moore, under advice of counsel, has declined to provide the registrant with a letter to the Securities and Exchange Commission indicating whether or not it agrees with the statements contained herein.

b) On August 17, 2009, the registrant engaged Seale and Beers, CPAs as its independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement, the registrant has not consulted Seale and Beers, CPAs regarding any of the matters set forth in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a)    Not Applicable.

b)    Not Applicable.

c)    Exhibits

      No.   Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 16, 2009

By: /s/ Harshawardhan Shetty
Name:   Harshawardhan Shetty
Title:  President and CEO

EXHIBIT INDEX

Exhibit No.    Description of Exhibit